UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07532

PIMCO Municipal Advantage Fund Inc.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY 10105
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna
1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: October 31, 2009

Date of reporting period: April 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

PIMCO Municipal Advantage Fund Inc.

S e m i - A n n u a l R e p o r t A p r i l 3 0 , 2 0 0 9

PIMCO Municipal Advantage Fund Inc. Letter to Stockholders

June 12, 2009

Dear Stockholder:

Please find enclosed the semi-annual report for the PIMCO Municipal Advantage Fund Inc. (the “Fund”) for the fiscal six-month period ended April 30, 2009.

The U.S. bond market provided positive returns during the reporting period as economic growth slowed, inflationary pressures receded and liquidity infusions improved credit market conditions and bolstered investor sentiment. In this environment, municipal bonds showed marked improvement. The Barclays Capital Municipal Bond Index advanced 8.20% during the six-month period, outperforming the broad market return of 7.74% as represented by the Barclays Capital U.S. Aggregate Index. Due to the tax-advantaged treatment of income from municipal bonds, that outperformance was even more pronounced on a taxable-equivalent basis for individuals whose investment income is subject to tax. The Federal Reserve (“the Fed”) and U.S. Treasury Department moved aggressively during the period to stave off bank failures and to inject liquidity into the banking system. The Fed reduced the Federal Funds rate during the period, lowering the benchmark rate on loans between member banks from 1.00% to a target of 0% to 0.25%. In addition, the Fed pursued a policy of quantitative easing, purchasing securities from banks in order to add to the supply of cash available for lending.

On December 25, 2008, the Board announced the proposed liquidation of the Fund, subject to stockholder approval. The Fund’s stockholders voted in favor of liquidating the Fund and approved the Fund’s Plan of liquidation at an annual meeting held on March 13, 2009.

On May 29, 2009, the Fund announced record and payment dates for a partial liquidating distribution of $6.20 per common share to be paid on June 30, 2009, with a record date of June 26, 2009 and an ex-dividend date of June 24, 2009. This will be the first of two expected liquidating distributions of the Fund’s common stock in connection with the liquidation of the Fund.

It is anticipated that the Fund’s remaining net assets will be distributed on or about August 31, 2009, completing the liquidation and dissolution of the Fund approved by the Fund’s stockholders, although the Fund may extend this date subject to market conditions and other relevant factors. Timing of the final liquidating distribution to common stockholders will be announced in a future press release. At the time of the final liquidating distribution to common stockholders, any outstanding stock certificates will be deemed null and void.

In addition, the Fund announced it will cease declaring monthly dividends after the payment of the $0.06 per common share dividend on June 1, 2009 that was declared on May 1, 2009. The Fund will pay out any remaining income and/or capital gains with the final liquidating distribution, which is currently expected to be on or about August 31, 2009, subject to any extension described above. The Fund completed the first stage of its liquidation with the redemption of all its outstanding shares of preferred stock on April 24, 2009.

For specific information on the Fund and its performance please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

| 4.30.09 | PIMCO Municipal Advantage Fund Inc. Semi-Annual Report 1

PIMCO Municipal Advantage Fund Inc.	Fund Insights/
April 30, 2009 (unaudited)	Performance & Statistics

•	During the fiscal six-month period ended April 30, 2009, PIMCO Municipal Advantage Fund (the “Fund”) returned 0.14% on net asset value (“NAV”) and 2.31% on market price.

•

High-quality municipal bond yields moved lower across the yield curve during the reporting period. Although the fourth quarter experienced higher yields, there has been a significant rebound in December and into 2009.

•

Municipal-to-Treasury yield ratios were very volatile during the six-month period crossing levels never experienced before. However, these ratios ended the period lower than the beginning with the 10-year ratio ending at 94% and the 30-year ratio ending at 114%.

•	Tobacco securitization sector holdings detracted from performance, as the sector underperformed primarily during the fourth quarter of 2008, although the sector has since rebounded.

•	The Fund’s exposure to corporate-backed municipal detracted from performance, as the sector underperformed in line with the taxable corporate securities during the reporting period.

•	Pre-refunded bond exposure contributed positively to the Fund’s returns, as this sector benefited from investor risk aversion in light of the financial crisis.

•	The Fund’s exposure to zero-coupon municipals detracted from performance, as the sector underperformed the Barclays Capital Zero Coupon Index, returning 5.42% during the six-month period.

•

The municipal yield curve steepened during the reporting period with investor demand more concentrated on shorter maturities. Although longer-maturity yields declined, they declined less than the shorter maturities. The 15-, 20-, and 30-year maturity AAA General Obligation yields decreased 110, 80, and 78 basis points respectively, while the two-year yield decreased by 152 basis points. In this environment, the Fund’s significant exposure to longer-maturity municipals contributed positively to performance, as this portion of the curve outperformed.

•

Compared to longer-maturity bonds in the taxable sectors, long municipals underperformed the Barclays Capital Long Municipal Bond Index, returning 9.86%, while the Barclays Capital Long Government/Credit and the Barclays Capital Long U.S. Treasury Indices rose 13.14% and 10.24%, respectively.

•

Municipal bond issuance during 2008 was approximately 9.00% lower than 2007. Municipal bond issuance became more robust with a variety of issuers accessing the market which had been avoided at the end of 2008. Year-to-date issuance was approximately 11% lower than the same period of the prior year at $121.7 billion.

2 PIMCO Municipal Advantage Fund Inc. Semi-Annual Report | 4.30.09 |

PIMCO Municipal Advantage Fund Inc.	Fund Insights/
April 30, 2009 (unaudited) (continued)	Performance & Statistics

Total Return(1):	Market Price	Net Asset Value (“NAV” )

Six Month	2.31%	0.14%

1 Year	(18.75)%	(20.13)%

5 Year	(0.63)%	(3.17)%

10 Year	2.66%	0.92%

Market Price/NAV Performance:
Commencement of Operations (4/30/93) to 4/30/09

Market Price
NAV

$16.00
15.50
15.00
14.50
14.00
13.50
13.00
12.50
12.00
11.50
11.00
10.50
10.00
9.50
9.00
8.50
8.00
7.50
7.00
4/30/93
4/30/09

Market Price/NAV:

Market Price	$9.46

NAV	$9.52

Discount to NAV	(0.63)%

Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value or market share price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

| 4.30.09 | PIMCO Municipal Advantage Fund Inc. Semi-Annual Report  3

PIMCO Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2009 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

MUNICIPAL BONDS & NOTES—100.0%

	Alaska—0.7%

$705	Northern Tobacco Securitization Corp. Rev.,

	5.00%, 6/1/46, Ser. A	Baa3/NR	$367,594

	Arizona—12.4%

1,000	Pima Cnty. Industrial Dev. Auth. Rev.,

	American Charter Schools Foundation,

	5.625%, 7/1/38, Ser. A	NR/NR	678,230

5,800	Correctional Facs., 5.00%, 9/1/39	Aa2/AA	5,463,542

1,200	Salt Verde Financial Corp. Gas Rev., 5.00%, 12/1/37	A3/A	817,992

			6,959,764

	California—4.4%

2,000	Golden State Tobacco Securitization Corp. Rev.,

	5.125%, 6/1/47, Ser. A-1	Baa3/BBB	1,030,260

1,000	Health Facs. Finance Auth. Rev.,

	Adventist Health System, 5.00%, 3/1/33, Ser. A	NR/A	831,390

1,000	Statewide Community Dev. Auth. Rev.,

	Huntington Park Chapter School Project,

	5.25%, 7/1/42, Ser. A	NR/NR	629,800

			2,491,450

	Florida—4.4%

2,275	Miami-Dade Cnty. Expressway Auth. Rev.,

	5.00%, 7/1/29, Ser. B (FGIC-NPFGC)	A3/AA-	2,166,573

500	Orange Cnty. Health Facs. Auth. Rev.,

	Orlando Lutheran Tower, 5.50%, 7/1/32	NR/NR	311,700

			2,478,273

	Georgia—7.7%

825	Atlanta Dev. Auth. Rev., 5.25%, 7/1/12, Ser. A	A3/NR	857,406

2,000	Chatham Cnty. Hospital Auth. Rev.,

	Memorial Health Univ., 5.75%, 1/1/29, Ser. A	Baa2/BBB	1,497,080

1,750	Cherokee Cnty. Water & Sewer Auth. Rev.,

	5.50%, 8/1/23 (NPFGC)	Baa1/AA-	1,986,880

			4,341,366

	Illinois—15.7%

	Finance Auth. Rev., Ser. A,

425	Leafs Hockey Club Project, 6.00%, 3/1/37	NR/NR	191,871

7,250	Sherman Health Systems, 5.50%, 8/1/37	Baa1/BBB	4,922,750

	Health Facs. Auth. Rev,

1,000	Centegra Health System, 5.25%, 9/1/24	NR/A-	914,320

3,000	Decatur Memorial Hospital, 5.75%, 10/1/24	A2/A	2,836,200

			8,865,141

4  PIMCO Municipal Advantage Fund Inc. Semi-Annual Report | 4.30.09 |

PIMCO Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

	Iowa—2.3%

	Finance Auth. Rev.,

$750	Deerfield Retirement Community, Inc.,

	5.50%, 11/15/37, Ser. A	NR/NR	$418,695

1,600	Wedum Walnut Ridge LLC, 5.625%, 12/1/45, Ser. A	NR/NR	878,912

			1,297,607

	Massachusetts—13.1%

1,000	Health & Educational Facs. Auth. Rev.,

	Partners Healthcare, 5.125%, 7/1/19, Ser. B	Aa2/AA	1,010,950

1,500	State, GO, 5.50%, 11/1/20, Ser. C,

	(Pre-refunded @ $100, 11/1/12) (a)	Aa2/AA	1,693,380

90	State Water Pollution Abatement Trust Rev.,

	6.375%, 2/1/15, Ser. A	Aaa/AAA	90,035

4,500	Water Res. Auth. Rev., 5.00%, 8/1/41, Ser. A	Aa2/AA+	4,578,930

			7,373,295

	Michigan—7.2%

1,500	Garden City Hospital Finance Auth. Rev.,

	5.00%, 8/15/38, Ser. A	NR/NR	858,465

2,000	Grand Valley State Univ. Rev.,

	5.50%, 2/1/18 (FGIC-NPFGC)	NR/AA-	2,215,240

	Kalamazoo Economic Dev. Corp. Rev., Heritage Community,

1,250	5.125%, 5/15/37	NR/NR	746,538

350	5.50%, 5/15/36	NR/NR	223,779

			4,044,022

	Missouri—0.5%

500	Branson Regional Airport Transportation Dev. Dist. Rev.,

	6.00%, 7/1/37, Ser. A	NR/NR	304,125

	New Jersey—5.5%

1,225	Middlesex Cnty. Improvement Auth. Rev.,

	6.125%, 1/1/25, Ser. B	NR/NR	623,709

	Tobacco Settlement Financing Corp. Rev.,

3,000	5.00%, 6/1/41, Ser. 1A	Baa3/BBB	1,543,170

750	6.75%, 6/1/39, (Pre-refunded @ $100, 6/1/13) (a)	Aaa/AAA	902,662

			3,069,541

	New Mexico—7.2%

3,985	Albuquerque Sales Tax Rev., 5.00%, 7/1/37, Ser. A (FSA)	Aa3/AAA	4,029,831

	Ohio—1.0%

1,000	Buckeye Tobacco Settlement Financing Auth. Rev.,

	5.875%, 6/1/47, Ser. A-2	Baa3/BBB	560,070

| 4.30.09 | PIMCO Municipal Advantage Fund Inc. Semi-Annual Report 5

PIMCO Municipal Advantage Fund Inc. Schedule of Investments
April 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

	Pennsylvania—7.0%

	Allegheny Cnty. Hospital Dev. Auth. Rev.,

$1,400	5.375%, 11/15/40, Ser. A	Ba3/BB	$736,442

2,000	6.00%, 7/1/23, Ser. B (NPFGC)	Aa3/AA-	2,207,460

1,500	Philadelphia Hospitals & Higher Education Facs. Auth. Rev.,

	Temple Univ. Health System, 5.00%, 7/1/34, Ser. A	Baa3/BBB	1,007,205

			3,951,107

	Texas—10.5%

610	Corpus Christi, GO, 5.00%, 3/1/21,

	(Pre-refunded @ $100, 3/1/11) (FSA) (a)	Aa3/AAA	654,750

1,400	Houston Water, CP, 7.50%, 12/15/15, Ser. H (AMBAC)	Baa1/A	1,677,606

2,000	Richardson Hospital Auth. Rev., 6.00%, 12/1/19	Baa2/BB+	1,669,060

2,750	Tyler Health Facs. Dev. Corp. Rev.,

	East Texas Medical Center, 5.375%, 11/1/37, Ser. A	Baa3/NR	1,921,150

			5,922,566

	Wisconsin—0.4%

300	Milwaukee Redev. Auth. Rev., Academy of Learning,

	5.50%, 8/1/22, Ser. A	NR/NR	231,231

	Total Investments (cost-$67,215,781)—100.0%		$56,286,983

Notes to Schedule of Investments:

(a)

Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

Glossary:
AMBAC—insured by American Municipal Bond Assurance Corp.
CP—Certificates of Participation
FGIC—insured by Financial Guaranty Insurance Co.
FSA—insured by Financial Security Assurance, Inc.
GO—General Obligation Bond
NPFGC—insured by National Public Finance Guarantee Corporation
NR—Not Rated

6 PIMCO Municipal Advantage Fund Inc. Semi-Annual Report | 4.30.09 |

PIMCO Municipal Advantage Fund Inc. Statement of Assets
April 30, 2009 (unaudited)	and Liabilities

Assets:
Investments, at value (cost-$67,215,781)	$56,286,983

Cash	10,030,731

Receivable for investments sold	2,116,680

Interest receivable	1,168,471

Prepaid expenses	21,384

Total Assets	69,624,249

Liabilities:
Dividends payable	435,480

Investment management fees payable	57,374

Accrued expenses	60,018

Total Liabilities	552,872

Net Assets	$69,071,377

Composition of Net Assets
Common Stock:
Par value ($0.001 per share, applicable to 7,258,006 shares issued and outstanding)	$7,258

Paid-in-capital in excess of par	100,629,090

Dividends in excess of net investment income	(555,323)

Accumulated net realized loss	(20,080,850)

Net unrealized depreciation of investments	(10,928,798)

Net Assets	$69,071,377

Net Asset Value Per Share	$9.52

See accompanying Notes to Financial Statements | 4.30.09 | PIMCO Municipal Advantage Fund Inc. Semi-Annual Report 7

PIMCO Municipal Advantage Fund Inc. Statement of Operations
Six months ended April 30, 2009 (unaudited)

Investment Income:
Interest	$3,411,686

Expenses:
Investment management fees	362,548

Legal fees	163,785

Auction agent fees and commissions	66,345

Stockholder communications	32,916

Custodian and accounting agent fees	30,812

Audit and tax services	26,112

Transfer agent fees	16,652

Directors’ fees and expenses	11,356

New York Stock Exchange listing fees	9,006

Miscellaneous	10,783

Total expenses	730,315

Less: custody credits earned on cash balances	(786)

Net expenses	729,529

Net Investment Income	2,682,157

Realized and Change in Unrealized Gain (Loss):
Net realized loss on:
Investments	(17,639,598)

Futures contracts	(151,938)

Net change in unrealized appreciation/depreciation of:
Investments	16,642,259

Futures contracts	(1,300,781)

Net realized and change in unrealized loss on investments and futures contracts	(2,450,058)

Net Increase in Net Assets Resulting from Investment Operations	232,099

Dividends on Preferred Stock from Net Investment Income	(290,729)

Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Investment Operations	$ (58,630)

8 PIMCO Municipal Advantage Fund Inc. Semi-Annual Report | 4.30.09 | See accompanying Notes to Financial Statements

PIMCO Municipal Advantage Fund Inc.	Statement of Changes in Net Assets Applicable to Common Stockholders

	Six Months ended April 30, 2009 (unaudited)	Year ended October 31, 2008

Investment Operations:
Net investment income	$2,682,157	$6,570,344

Net realized loss on investments and futures contracts	(17,791,536)	(2,405,533)

Net change in unrealized appreciation/depreciation of investments and futures contracts	15,341,478	(26,874,606)

Net increase (decrease) in net assets resulting from investment operations	232,099	(22,709,795)

Dividends on Preferred Stock from Net Investment Income	(290,729)	(2,149,211)

Net decrease in net assets applicable to common stockholders resulting from investment operations	(58,630)	(24,859,006)

Dividends to Common Stockholders from Net Investment Income	(2,612,882)	(5,152,975)

Capital Share Transactions:
Reinvestment of dividends	—	11,147

Total decrease in net assets applicable to common stockholders	(2,671,512)	(30,000,834)

Net Assets Applicable to Common Stockholders:
Beginning of period	71,742,889	101,743,723

End of period (including dividends in excess of net investment income of $(555,323) and $(333,869), respectively)	$69,071,377	$71,742,889

Common Stock Issued in Reinvestment of Dividends	—	913

See accompanying Notes to Financial Statements |  4.30.09 | PIMCO Municipal Advantage Fund Inc. Semi-Annual Report 9

PIMCO Municipal Advantage Fund Inc. Notes to Financial Statements
April 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Municipal Advantage Fund Inc. (the “Fund”) was incorporated in the State of Maryland on February 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the investment manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has 100 million shares of $0.001 par value per share of common stock authorized.

The Fund invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109’’ (the ‘‘Interpretation’’). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at April 30, 2009. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. The Fund’s net asset value (“NAV”) is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurement

Effective November 1, 2008, the Fund adopted FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard,

10 PIMCO Municipal Advantage Fund Inc. Semi-Annual Report | 4.30.09 |

PIMCO Municipal Advantage Fund Inc. Notes to Financial Statements
April 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the six months ended April 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund’s investments carried at value:

	Investments in Securities

Valuation Inputs	Assets	Liabilities	Other Financial Instruments

Level 1 – Quoted Prices	$—	$—	$—
Level 2 – Other Significant Observable Inputs	56,286,983	—	—
Level 3 – Significant Unobservable Inputs	—	—	—

Total	$56,286,983	$—	$—

In April 2009, the FASB issued FASB Staff Position No. 157-4. “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. The Fund’s management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

(c) Disclosures about Credit Derivatives

The Fund has adopted FASB Staff Positions No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FAS Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”), which required enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for reporting periods after November 15, 2008. FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Fund management has determined that FSP has no material impact on the Fund’s financial statements. All changes to accounting policies have been made in accordance with the FSP.

In March 2008, Statement of Financial Accounting Standards No. 161, ‘‘Disclosures about Derivative Instruments and Hedging Activities’’ (‘‘SFAS 161’’) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Fund management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

| 4.30.09 | PIMCO Municipal Advantage Fund Inc. Semi-Annual Report 11

PIMCO Municipal Advantage Fund Inc. Notes to Financial Statements
April 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(d) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities purchased are accreted or amortized daily to interest income over the lives of the respective securities using the effective interest method.

(e) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(f) Dividends and Distributions—Common Stock (see Note 8)

The Fund declares dividends from net investment income monthly to common stockholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(g) Futures Contracts

The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum ‘‘initial margin’’ requirements of the relevant exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as ‘‘variation margin’’ and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability or willingness of counterparties to meet the terms of their contracts.

(h) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund.

2. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the ‘‘Agreement’’) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.60% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred stock that may be outstanding.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the “Sub-Adviser”), to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

12 PIMCO Municipal Advantage Fund Inc. Semi-Annual Report | 4.30.09 |

PIMCO Municipal Advantage Fund Inc. Notes to Financial Statements
April 30, 2009 (unaudited)

3. Investments in Securities

Purchases and sales of investments, other than short-term securities for the six months ended April 30, 2009, were $7,771,829 and $70,175,988, respectively.

4. Income Tax Information

The cost basis of portfolio securities of $67,215,781 is substantially the same for both federal income tax purposes. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $1,156,347; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $12,085,145; net unrealized depreciation for federal income tax purposes is $10,928,798.

5. Auction-Rate Preferred Stock

For the period November 1, 2008 to April 24, 2009, the Fund had 1,100 shares of Auction-Rate Preferred Stock (“ARPS”) outstanding with a net asset and liquidation preference of $50,000 per share plus accumulated but unpaid dividends. On April 24, 2009, the Fund redeemed, at par, all of its ARPS plus accumulate unpaid dividends up to the date of redemption. The decision to redeem the Fund’s ARPS was made by the Fund’s Board of Directors at the recommendation of the Fund’s Investment Manager and Sub-Adviser in connection with the Fund’s liquidation and dissolution expected to be completed by August 31, 2009 or shortly thereafter. The annualized dividend rates ranged from 3.475% to 0.594% during the period November 1, 2008 through April 24, 2008.

6. Subsequent Common Dividend Declarations (see Note 8)

On May 1, 2009, a dividend of $0.06 per share was declared to common stockholders payable June 1, 2009 to stockholders of record on May 11, 2009.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager, the Sub-Adviser, and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager, the Sub-Adviser, or their affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

8. Subsequent Event—Partial Liquidating Distribution/Termination of Monthly Dividend

On May 29, 2009, the Fund announced a partial liquidating distribution of $6.20 per common share to be paid on June 30, 2009, with a record date of June 26, 2009 and an ex-dividend date of June 24, 2009.

It is anticipated that the Fund’s remaining net assets will be distributed on or about August 31, 2009, completing the liquidation and dissolution of the Fund, although the Fund may extend this date subject to market conditions and other relevant factors. Timing of the final liquidating distribution to common stockholders will be announced in a future press release. At the time of the final liquidating distribution to common stockholders, any outstanding stock certificates will be deemed null and void.

| 4.30.09 | PIMCO Municipal Advantage Fund Inc. Semi-Annual Report 13

PIMCO Municipal Advantage Fund Inc. Notes to Financial Statements
April 30, 2009 (unaudited)

8. Subsequent Event (continued)

In addition, the Fund announced it will cease declaring monthly dividends after the payment of the $0.06 per common share dividend on June 1, 2009 that was declared on May 1, 2009. The Fund will pay out any remaining income and/or capital gains with the final liquidating distribution, which is currently expected to be on or about August 31, 2009. The Fund completed the first stage of its liquidation with the redemption of all its outstanding shares of preferred stock on April 24, 2009.

14 PIMCO Municipal Advantage Fund Inc. Semi-Annual Report | 4.30.09 |

PIMCO Municipal Advantage Fund Inc. Financial Highlights
For a share of common stock outstanding throughout each period:

	Six Months ended April 30, 2009 (unaudited)
			Year ended October 31,

			2008	2007	2006	2005	2004

Net asset value, beginning of period	$9.88		$14.02	$14.69	$14.39	$15.10	$14.93

Investment Operations:
Net investment income	0.37		0.91	0.85	0.81	0.85	0.88

Net realized and unrealized gain (loss) on investments and futures contracts		(0.33)	(4.04)	(0.72)	0.33	(0.46)	0.26

Total from investment operations	0.04		(3.13)	0.13	1.14	0.39	1.14

Dividends and Distributions on Preferred Stock from:
Net investment income		(0.04)	(0.30)	(0.29)	(0.25)	(0.15)	(0.10)

Net realized gains	—		—	—	(0.01)	(0.03)	(0.00)*

Total dividends and distributions on preferred stock		(0.04)	(0.30)	(0.29)	(0.26)	(0.18)	(0.10)

Net increase (decrease) in net assets applicable to common stockholders resulting from investment operations	—		(3.43)	(0.16)	0.88	0.21	1.04

Dividends and Distributions to Common Stockholders from:
Net investment income		(0.36)	(0.71)	(0.51)	(0.56)	(0.68)	(0.82)

Net realized gains	—		—	—	(0.02)	(0.24)	(0.05)

Total dividends and distributions to common shareholders		(0.36)	(0.71)	(0.51)	(0.58)	(0.92)	(0.87)

Net asset value, end of period	$9.52		$9.88	$14.02	$14.69	$14.39	$15.10

Market price, end of period	$9.46		$9.62	$13.19	$13.11	$12.37	$13.29

Total Investment Return (1)		2.31%	(22.69)%	4.50%	11.02%	(0.14)%	4.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common stockholders, end of period (000)	$69,071		$71,743	$101,744	$106,576	$104,395	$109,552

Ratio of expenses to average net assets (2)(3)	2.16	%(4)	1.58%	1.42%	1.45%	1.34%	1.30%

Ratio of net investment income to average net assets (2)	7.95	%(4)	7.17%	5.93%	5.64%	5.73%	5.89%

Preferred stock asset coverage per share (5)	$—		$115,196	$142,474	$146,878	$144,857	$149,534

Portfolio turnover		8%	17%	46%	32%	26%	82%

*	Less than $0.005 per common share

(1)

Total investment return is calculated assuming a purchase of shares of common stock at the current market price on the first day of each year and a sale of a share of common stock at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common stock and preferred stock relative to the average net assets of common stockholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(h) in Notes to Financial Statements).

(4)	Annualized.

(5)	All preferred stock redeemed on April 24, 2009.

| 4.30.09 | PIMCO Municipal Advantage Fund Inc. Semi-Annual Report 15

PIMCO Municipal Advantage Fund Inc.	Annual Stockholder Meeting Results /
Proxy Voting Policies & Procedures
(unaudited)

Stockholder Meeting Results:

The Fund held its annual stockholder meeting on February 26, 2009, which was adjourned to March 13, 2009 with respect to proposal 2, the proposal to liquidate and dissolve the Fund. Stockholders voted as indicated below:

Proposal 1. Election of Directors

	Affirmative	Withheld Authority

Class II Director to serve until 2011:
Election of Diana L. Taylor	5,094,690	1,774,907
Class III Director to serve until 2012:
Re-election of R. Peter Sullivan III	5,132,439	1,737,158

Messrs. Paul Belica, Robert E. Connor, Hans W. Kertess, John C. Maney and William B. Ogden IV continue to serve as Directors of the Fund.

Proposal 2.	Approval of the Liquidation and Dissolution of the Fund, as set forth in the Plan of Liquidation and Dissolution adopted by the Board of Directors of the Fund.

Affirmative	3,699,858
Against	588,670
Abstain*	88,022
Broker Non-votes*	2,493,047

* Abstentions and broker non-votes had the same effect as votes against Proposal 2, although they were considered present for the purpose of determining the presence of a quorum.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

16 PIMCO Municipal Advantage Fund Inc. Semi-Annual Report | 4.30.09 |

Directors and Fund Officers

Hans W. Kertess	Brian S. Shlissel
Director, Chairman of the Board of Directors	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Director	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Director	Vice President, Secretary & Chief Legal Officer
John C. Maney	Scott Whisten
Director	Assistant Treasurer
William B. Ogden, IV	Richard J. Cochran
Director	Assistant Treasurer
R. Peter Sullivan III	Youse E. Guia
Director	Chief Compliance Officer
Diana L. Taylor	Kathleen A. Chapman
Director	Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar
PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the stockholders of PIMCO Municipal Advantage Fund Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On March 9, 2009, the Fund submitted CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a -3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls (over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12.	EXHIBITS

(a) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Municipal Advantage Fund Inc.

By /s/ Brian S. Shlissel
President & Chief Executive Officer

Date July 1, 2009

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President & Chief Executive Officer

Date July 1, 2009

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date July 1, 2009